                                                                           99(b)
                       KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                    pursuant to Section 5.07(b) of Sale and
             Servicing Agreement (capitalized terms used herein are
                         defined in Appendix A thereto)

--------------------------------------------------------------------------------


Distribution Date:  September 27, 2000

(i)    Amount of principal being paid or distributed:
       (a)  Class A-1 Notes:    (1)   $23,331,936.93
                                     --------------------
                                (2) ( $ 0.0000897        , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)   $0.00
                                     --------------------
                                (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                     --------------------

(ii)   Amount of interest being paid or distributed on:
       (a)  Class A-1 Notes:    (1)  $1,555,890.24            6.9100000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $ 0.0000060        ,     $1,000 original principal amount of the Notes)
                                     --------------------
                                     --------------------
       (b)  Class A-2 Notes:    (1)  $10,349,591.11           7.1000000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $ 0.0000181        , per $1,000 original principal amount of the Notes)
                                     --------------------
       (c)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:   6.2475000%
                                                                                                 ---------------------
            (2)  The Student Loan Rate was:         Not Applicable
                                                    --------------------

(iii)  Amount of Noteholders' Interest Index Carryover being paid or distributed
       (if any) and amount remaining (if any):
       (a)  Distributed:   (1)  $0.00
                                --------------------
                           (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                --------------------
       (b)  Balance:       (1)   $ -
                                --------------------
                           (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                --------------------

(iv)   Pool Balance at end of related Collection Period:           $657,677,452.59
                                                                   -------------------------

(v)    After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:       $64,776,111.56
                                                                        -------------------------
            (2)  Class A-1 Note Pool Factor:               0.24913889
                                                    --------------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $570,400,000.00
                                                                        -------------------------
            (2)  Class A-2 Note Pool Factor:               1.00000000
                                                    --------------------

(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:          $726,470.20
                                                                                  --------------------
            (2)   $ 0.8748437        , per $1,000 original principal amount of the Notes.
                 --------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:    $0.00
                                --------------------
                                 $ -                , per $1,000 original principal amount of the Notes.
                                --------------------
            (2)  Balance:        $0.00
                                --------------------
                                 $ -                , per $1,000 original principal amount of the Notes.
                                --------------------
       (c)  Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                  ---------------
                       $ 0.0036127        , per $1,000 original principal amount of the Notes
                      --------------------
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

(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:      ($987.71)
                                                                                                 ---------------------

       (b)  Delinquent Contracts                      # Disb.       %               $ Amount                  %
                                                      -------       -               --------                  -
            30-60 Days Delinquent                      1,252       1.69%           $13,929,705               2.81%
            61-90 Days Delinquent                        634       0.85%           $ 7,633,043               1.54%
            91-120 Days Delinquent                       447       0.60%           $ 5,132,902               1.04%
            More than 120 Days Delinquent                916       1.23%           $ 9,854,261               1.99%
            Claims Filed Awaiting Payment                869       1.17%           $ 8,220,788               1.66%
                                                    ----------   ----------     --------------------     -----------
               TOTAL                                   4,118       5.54%           $44,770,699               9.03%

(viii) Amount in the Reserve Account:          $2,079,324.15
                                               --------------------

(ix)   Amount in the Prefunding Account:       $0.00
                                               --------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:    $0.00
                                                                        --------------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes: $0.00
                                                                        --------------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date       2.30%
                                                                        ----------
       (b)  TERI Trigger Event has not occured.

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